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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report
(Date of earliest event reported):                     December 30, 2004
                                               ---------------------------------



                          INSITUFORM TECHNOLOGIES, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)

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

              Delaware                                  0-10786                                13-3032158
-------------------------------------    ---------------------------------------    ---------------------------------
  (State or other jurisdiction of               (Commission File Number)              (IRS Employer Identification
           incorporation)                                                                         No.)

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

             702 Spirit 40 Park Drive, Chesterfield, Missouri                                    63005
----------------------------------------------------------------------------        ---------------------------------
                 (Address of principal executive offices)                                      (Zip Code)

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Registrant's telephone number,
including area code                                        (636) 530-8000
                                                 -------------------------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.06         Material Impairments.
                  --------------------

         On December 30, 2004, the Board of Directors of Insituform Italia Srl ("Insituform Italia"), an Italian company in which the Registrant has a 50% ownership interest, voted to convene a meeting of the quotaholders (stockholders) of Insituform Italia for the purpose of approving a liquidation or a recapitalization of the company. The Registrant intends to vote for Insituform Italia's liquidation at the quotaholders (stockholders) meeting based upon its belief that the company is no longer financially viable.

         Insituform Italia, which the Registrant accounts for under the equity method, has incurred losses since inception (2000). As reported in the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, the Registrant had previously written off the entire carrying value of its equity investment in Insituform Italia. Accordingly, the liquidation of Insituform Italia will not result in an additional impairment of the Registrant's equity investment in Insituform Italia.

         As of November 30, 2004, Insituform Italia owed approximately EUR 375,000 (approximately US $499,000) to Insituform Linings Public Limited Company ("Insituform Linings"), a company incorporated in England and Wales in which the Registrant has a 75% ownership interest, and approximately EUR 710,000 (approximately US $944,000) to Insituform Rohrsanierungstechnik GmbH ("IRG"), a German company in which the Registrant has a 50% ownership interest. The Registrant does not believe that either Insituform Linings or IRG will receive any payment on these amounts in connection with the liquidation of Insituform Italia. Consequently, the Registrant's investment in IRG will be reduced by approximately EUR 213,000 (approximately US $283,000) and the Registrant will take an after-tax charge in Insituform Linings of approximately EUR 183,000 (approximately US $243,000). The Registrant also anticipates that it will incur approximately US $150,000 in other expenses, including legal fees, in connection with the liquidation of Insituform Italia.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                INSITUFORM TECHNOLOGIES, INC.


                                By:  /s/ Christian G. Farman
                                     ------------------------------------------
                                     Christian G. Farman
                                     Vice President and Chief Financial Officer

Date: December 30, 2004